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NUMBER                             TECH                            SHARES
T- 5085                            SQUARED
                                   INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA
                                                             SEE REVERSE SIDE
                                TECH SQUARED INC.        FOR CERTAIN DEFINITIONS
                                                       -------------------------
                                                           CUSIP 878302 10 8
                                                       -------------------------

THIS CERTIFIES THAT

                                    SPECIMEN

IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF NO PAR VALUE OF

             -----------------                   ------------------
------------------------------ TECH SQUARED INC. -------------------------------
             -----------------                   ------------------

TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY FACSIMILE SIGNATURE OF ITS DULY AUTHORIZED OFFICER.

DATED:
                             Countersigned and Registered:
                               NORWEST BANK MINNESOTA, N.A.
                                                  Transfer Agent and Registrar

                                  By
                                        Authorized Signature

                                        /s/ J.A. Ronning

                              CHIEF EXECUTIVE OFFICER & SECRETARY

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
                                                UTMA-         Custodian
                                                     ---------          --------
TEN COM - as tenants in common                         (Cust)           (Minor)
                                                under Uniform Transfer to Minors
TEN ENT - as tenants by entireties

JT TEN  - as joint tenants with right of           Act
          survivorship and not as tenants in           ------------------------
          common                                               (State)

     Additional abbreviations may also be used though to in the above list.
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FOR VALUE RECEIVED _________HEREBY SELL, ASSIGN AND TRANSFER UNTO.

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO
HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED                         --------------------------------------------------

                              --------------------------------------------------
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED